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			SECURITIES AND EXCHANGE COMMISSION
			    Washington, D. C.   20549


				    FORM 8-K

				 CURRENT REPORT

			Pursuant to Section 13 or 15(d) of
			The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        May 10, 2000
							-------------

Commission File Number 0-5544

			    OHIO CASUALTY CORPORATION
	     (Exact name of registrant as specified in its charter)

	OHIO                                              31-0783294
(State or other jurisdiction of                        (I.R.S. Employer
 incorporation or organization)                       Identification No.)


9450 Seward Road, Fairfield, Ohio                          45014
(Address of principal executive offices)                 (Zip Code)


				(513) 603-2600
		       (Registrant's telephone number)


		  136 North Third Street, Hamilton, Ohio  45025
	  (Former name or former address, if changed since last report)






			  Exhibit Index - Page 3

			     Page 1 of 3 Pages

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ITEM 5.  Other Events
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A)  At the Annual Meeting of Shareholders of Ohio Casualty Corporation held on
April 26, 2000, the shareholders of the Corporation voted to approve an amendment to the Amended Articles of Incorporation to change the principal office of the Corporation. The amendment became effective on May 10, 2000 upon filing the change with the Ohio Secretary of State. The new principal office is located at:

9450 Seward Road
Fairfield, Ohio  45014


B) On May 18, 2000, Ohio Casualty Corporation (the "Corporation") announced that its Board of Directors had reduced the dividend paid on Ohio Casualty shares from $.23 per share to $.12 per share for the second quarter of 2000.


A copy of the press release issued by Ohio Casualty Corporation on May 18, 2000, concerning this reduction in the dividend rate is attached hereto as
Exhibit 99 and is incorporated herein by reference.






				  SIGNATURE



	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




				   OHIO CASUALTY CORPORATION
				   -------------------------
					 (Registrant)




June 1, 2000                       /s/ William L. Woodall
				   -----------------------
				   William L. Woodall, President
				   (on behalf of Registrant and as Chief
				   Executive Officer)



			Page 2 of 3 Pages

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			  EXHIBIT INDEX
			  -------------

		   Current Report on Form 8-K
		       Dated May 10, 2000


		   Ohio Casualty Corporation



Exhibit No.             Description
-----------             -----------


    99 Press release dated May 18, 2000, announcing that the dividend rate for Ohio Casualty stock had been reduced.





			     Page 3 of 3 Pages